Exhibit 10.1

EXECUTION

AMENDMENT NO. 1

TO

CREDIT AGREEMENT

AMENDMENT NO. 1, dated as of August 8, 2005 (this “Amendment”), to that certain Credit Agreement, dated as of March 1, 2005, (the “Existing Credit Agreement”) among COLOR EDGE LLC (f/k/a MCEI, LLC), a Delaware limited liability company (“MCEI”), and COLOR EDGE VISUAL LLC (f/k/a MCEV, LLC), a Delaware limited liability company (“MCEV”; each of MCEI and MCEV, therein referred to as a “ Borrower” and, collectively, as the “Borrowers”), MERISEL, INC., a Delaware corporation (“Merisel”), MERISEL AMERICAS, INC., a Delaware corporation (“Merisel Americas”) and COMP 24 LLC (f/k/a MC24, LLC), a Delaware limited liability company (“MC24”; each of Merisel, Merisel Americas and MC24, a “Corporate Guarantor” and, collectively, the “Corporate Guarantors”) and AMALGAMATED BANK, a New York banking corporation (the “Lender”).

WITNESSETH:

WHEREAS, capitalized terms not otherwise defined herein shall have the same meanings as specified in the Existing Credit Agreement;

WHEREAS, the Loan Parties have requested that Lender agree to amend the Existing Credit Agreement as more specifically set forth herein; and

WHEREAS, the Lender has indicated its willingness to agree to such amendment of the Existing Credit Agreement on the terms and subject to the satisfaction of the conditions set forth herein.

NOW, THEREFORE, in consideration of the premises and of the mutual covenants and agreements contained herein, the parties hereto hereby agree as follows:

SECTION 1. Amendment. As of the Effective Date (as defined in Section 3 hereof):

(a) The definition of “Acquisition Documents Assignment” in Section 1.1 of the Existing Credit Agreement is hereby amended by deleting it in its entirety and inserting, in lieu thereof, the following:

““Acquisition Documents Assignment”: in connection with the MCEI Acquisition, MCEV Acquisition and MCRU Acquisition, the Collateral Assignment of Purchase Agreement, if any, between the applicable Loan Party and the Lender, in form and substance reasonably satisfactory to the Lender, as the same may be amended, supplemented or otherwise modified from time to time.”

(b) The definition of “Borrower” in Section 1.1 of the Existing Credit Agreement is hereby amended by deleting it in its entirety and inserting, in lieu thereof, the following:

““Borrower”: collectively, the Revolving Credit Borrowers and the Term Loan Borrowers.”

(c) The definition of “Borrower Acquisitions” in Section 1.1 of the Existing Credit Agreement is hereby amended by deleting it in its entirety and inserting, in lieu thereof, the following:

““Borrower Acquisitions”: collectively, the MCEI Acquisition, the MCEV Acquisition and the MCRU Acquisition.”

(d) The definition of “Borrowing Base” in Section 1.1 of the Existing Credit Agreement is hereby amended by deleting the percentage “80%” in clause (a) thereof it in its entirety and inserting, in lieu thereof, “85%”.

(e) The definition of “Collateral Assignment of Purchase Agreement” in Section 1.1 of the Existing Credit Agreement is hereby amended by deleting it in its entirety and inserting, in lieu thereof, the following:

“Collateral Assignment of Purchase Agreement”: each of the Collateral Assignment of Rights to Asset Purchase Agreement related to (a) the MCEI Acquisition Agreement executed by MCEI and the other parties to the MCEI Acquisition Agreement, (b) the MCEV Acquisition Agreement, executed by MCEV and the other parties to the MCEV Acquisition Agreement and (c) the MCRU Acquisition Agreement, executed by MCRU and the other parties to the MCRU Acquisition Agreement, in each case substantially in the form of Exhibit I, as the same may be amended, supplemented or otherwise modified from time to time.”

(f) The definition of “Eligible Accounts” in Section 1.1 of the Existing Credit Agreement is hereby amended by deleting the words “90 days” in clauses (d) and (o) thereof in their entirety and inserting, in lieu thereof, the words “100 days”.

(g) The definition of “Loan Parties” in Section 1.1 of the Existing Credit Agreement is hereby amended by deleting it in its entirety and inserting, in lieu thereof, the following:

““Loan Parties”: MCEI and MCEV as Borrower, MCRU in its capacity as Revolving Credit Borrower and as Corporate Guarantor under the Term Loan, Merisel, Merisel Americas, MC24 and each of their present and future Subsidiaries as Corporate Guarantors.”

(h) The definition of “MC24” in Section 1.1 of the Existing Credit Agreement is hereby amended by deleting it in its entirety and inserting, in lieu thereof, the following:

“MC24”: COMP 24 LLC (f/k/a MC24, LLC), a Delaware limited liability company, and a Corporate Guarantor under this Agreement.”

(i) The definition of “MCEI” in Section 1.1 of the Existing Credit Agreement is hereby amended by deleting it in its entirety and inserting, in lieu thereof, the following:

“MCEI”: Color Edge LLC (f/k/a MCEI, LLC), a Delaware limited liability company, and a Borrower under this Agreement.”

(j) The definition of “MCEV” in Section 1.1 of the Existing Credit Agreement is hereby amended by deleting it in its entirety and inserting, in lieu thereof, the following:

“MCEV”: Color Edge Visual LLC (f/k/a MCEV, LLC), a Delaware limited liability company, and a Borrower under this Agreement.”

(k) The definition of “Obligations” in Section 1.1 of the Existing Credit Agreement is hereby amended by deleting it in its entirety and inserting, in lieu thereof, the following:

““Obligations”: collectively, the Term Loan Obligations and the Revolving Credit Obligations.”

(l) The definition of “Revolving Credit Commitment” in Section 1.1 of the Existing Credit Agreement is hereby amended by deleting (x) the word “Borrowers” in the first sentence thereof in its entirety and inserting, in lieu thereof, the words “Revolving Credit Borrowers” and (y) by inserting the following immediately preceding the end thereof: “The aggregate amount of the Revolving Credit Commitment as of August 8, 2005 is $14,000,000.”

(m) The definition of “Term Loan Commitment” in Section 1.1 of the Existing Credit Agreement is hereby amended by deleting the word “Borrowers” in the first sentence thereof in its entirety and inserting, in lieu thereof, the words “Term Loan Borrowers”.

(n) The following definitions are added to Section 1.1 of the Existing Credit Agreement:

“““Crush Creative”: Crush Creative, Inc., a California corporation.”

“““Existing Crush Creative Credit Agreement”: the Credit Agreement, dated as of September 15, 2004, as amended by the December 15, 2004 Amendment and as extended by the March 25, 2005 Amendment, between Crush Creative and the Existing Crush Creative Creditor, the Promissory Note, dated November 26, 2003, made by Crush Creative in favor of the Existing Crush Creative Creditor, the Promissory Note, dated May 26, 2004, made by Crush Creative in favor of the Existing Crush Creative Creditor, the Promissory Note, dated December 13, 2004, made by Crush Creative in favor of the Existing Crush Creative Creditor, and the Promissory Note, dated May 20, 2002, between Crush Creative and the Existing

Crush Creative Creditor, each as further amended, supplemented, restated or otherwise modified.”

““Existing Crush Creative Creditor”: Mellon 1st Business Bank, as lender under the Existing Crush Creative Credit Agreement, together with all successors, assigns, participants thereof or therewith and other Persons to which any amounts are owed pursuant to the Existing Financing Documents.”

““Existing Crush Creative Financing Documents”: the Existing Crush Creative Credit Agreement, all “Loan Documents” (as defined therein), and all other agreements, instruments or documents entered into in connection therewith or pursuant thereto.”

““MCRU”: MCRU, LLC, a Delaware limited liability company, a Borrower under this Agreement with respect to the Revolving Credit Loans and a Corporate Guarantor under this Agreement with respect to the Terms Loans.”

““MCRU Acquisition”: means the purchase by MCRU of all or substantially all of the assets of Crush Creative pursuant to the MCRU Acquisition Documents.”

““MCRU Acquisition Agreement”: the Asset Purchase Agreement, dated as of July 6, 2005, by and among MCRU, Merisel, Crush Creative, as seller and the shareholders of the seller that are parties thereto, and any amendments thereto.”

““MCRU Acquisition Documents”: collectively, the MCRU Acquisition Agreement, the other documents listed on Schedule 1.1 to this Agreement under the heading “MCRU Acquisition Documents” and any other documents executed in connection with the MCRU Acquisition.”

““Revolving Credit Borrowers”: collectively, MCEI, MCEV and MCRU.”

““Revolving Credit Obligations”: the unpaid principal amount of, and interest (including, without limitation, interest accruing after the maturity of the Revolving Credit Loans and interest accruing after the filing of any petition in bankruptcy, or the commencement of any insolvency, reorganization or like proceeding, relating to the Revolving Credit Borrowers, whether or not a claim for post-filing or post-petition interest is allowed in such proceeding) on the Revolving Credit Loans, and all other obligations and liabilities of the Loan Parties to the Lender arising in connection with the Revolving Credit Loans, whether direct or indirect, absolute or contingent, due or to become due, or now existing or hereafter incurred, which may arise under, or out of or in connection with this Agreement, the Revolving Credit Note, the Corporate Guarantee, the Security Documents, any other Loan Documents, and any other document made, delivered or given in connection therewith or herewith, whether on account of principal, interest, reimbursement obligations, fees, indemnities, costs, expenses (including, without limitation, all fees and disbursements of counsel to the Lender that are required to be paid by a Loan Party pursuant to the terms of the Loan Documents) or otherwise.”

““Term Loan Borrowers”: collectively, MCEI and MCEV.”

“Term Loan Obligations”: the unpaid principal amount of, and interest (including, without limitation, interest accruing after the maturity of the Term Loan and interest accruing after the filing of any petition in bankruptcy, or the commencement of any insolvency, reorganization or like proceeding, relating to the Term Loan Borrowers, whether or not a claim for post-filing or post-petition interest is allowed in such proceeding) on the Term Loan, and all other obligations and liabilities of the Loan Parties to the Lender arising in connection with the Term Loan, whether direct or indirect, absolute or contingent, due or to become due, or now existing or hereafter incurred, which may arise under, or out of or in connection with this Agreement, the Term Note, the Corporate Guarantee, the Security Documents, any other Loan Documents, and any other document made, delivered or given in connection therewith or herewith, whether on account of principal, interest, reimbursement obligations, fees, indemnities, costs, expenses (including, without limitation, all fees and disbursements of counsel to the Lender that are required to be paid by a Loan Party pursuant to the terms of the Loan Documents) or otherwise.”

(o) The Existing Credit Agreement is hereby amended by deleting any references to “either Borrower” therein in their entirety, and inserting, in lieu thereof, references to “any applicable Borrower” and by deleting any references to “the Borrowers” and inserting, in lieu thereof, references to “the applicable Borrowers”.

(p) The Existing Credit Agreement is hereby amended by deleting any references to “neither Borrower” therein in their entirety, and inserting, in lieu thereof, references to “none of the Borrowers”.

(q) Section 2 of the Existing Credit Agreement is hereby amended by deleting all references to the term “Borrowers” therein in its entirety, and inserting, in lieu thereof, the term “Term Loan Borrowers”.

(r) Section 3 of the Existing Credit Agreement is hereby amended by deleting all references to the term “Borrowers” therein in its entirety, and inserting, in lieu thereof, the term “Revolving Credit Borrowers”.

(s) Section 5.4(a) of the Existing Credit Agreement is hereby amended by deleting it in its entirety, and inserting, in lieu thereof, the following:

“(a) The Revolving Credit Borrowers hereby, jointly and severally, unconditionally promise to pay to the Lender the then unpaid principal amount of each Revolving Credit Loan on the Revolving Credit Termination Date (or such earlier date on which the Revolving Credit Loans become due and payable pursuant to Section 10). The Revolving Credit Borrowers hereby further, jointly and severally, agree to pay interest on the unpaid principal amount of the Revolving Credit Loans from time to time outstanding from the date hereof until payment in full thereof at the rates per annum, and on the dates, set forth in Section 5.1.

The Term Loan Borrowers hereby, jointly and severally, unconditionally promise to pay to the Lender the principal amount of the Term Loan in installments according to the amortization schedule set forth in Section 2.3 (or on such earlier date on which the Term Loan becomes due and payable pursuant to Section 10). The Term Loan Borrowers hereby further, jointly and severally, agree to pay interest on the unpaid principal amount of the Term Loan from time to time outstanding from the date hereof until payment in full thereof at the rates per annum, and on the dates, set forth in Section 5.1.”

(t) Section 5.15 of the Existing Credit Agreement is hereby amended by (x) deleting the first two paragraph thereof in their entirety, and inserting, in lieu thereof, the following:

“(a) Notwithstanding anything in this Agreement or any other Loan Document to the contrary, each Term Loan Borrower hereby accepts joint and several liability hereunder and under the other Loan Documents in consideration of the financial accommodations to be provided by the Lender under this Agreement and the other Loan Documents, for the mutual benefit, directly and indirectly, of each Term Loan Borrower and in consideration of the undertakings of the other Term Loan Borrower to accept joint and several liability for the Term Loan Obligations under this Agreement and the other Loan Documents. Each Term Loan Borrower, jointly and severally, hereby irrevocably and unconditionally accepts, not merely as a surety but also as a co-debtor, joint and several liability with the other Term Loan Borrower with respect to the payment and performance of all of the Term Loan Obligations, it being the intention of the parties hereto that all the Term Loan Obligations shall be the joint and several obligations of the Term Loan Borrowers without preference or distinction between them. If and to the extent that either Term Loan Borrower shall fail to make any payment with respect to any of the Term Loan Obligations as and when due or to perform any of the Term Loan Obligations in accordance with the terms thereof, then in each event the other Term Loan Borrower will make such payment with respect to, or perform, such Term Loan Obligations.

The provisions of this Section 5.15(a) are made for the benefit of the Lender and its successors and assigns and may be enforced by them from time to time against either or all of the Term Loan Borrowers as often as occasion therefor may arise and without requirement on the part of the Lender or such successors or assigns first to marshal any of its or their claims or to exercise any of its or their rights against the other Term Loan Borrower or to exhaust any remedies available to it or them against the other Term Loan Borrower or to resort to any other source or means of obtaining payment of any of the Term Loan Obligations hereunder or to elect any other remedy. The provisions of this Section 5.15(a) shall remain in effect until all of the Term Loan Obligations shall have been paid in full or otherwise fully satisfied. Each Term Loan Borrower hereby agrees that it will not enforce any of its rights of contribution or subrogation against the other Term Loan Borrower with respect to any liability incurred by it hereunder or under any of the other Loan Documents, any payments made by it to the Lender with respect to any of the Term Loan Obligations or any Collateral until such time as all of the Term Loan Obligations have been paid in full in cash. Any claim which either Term Loan Borrower may have against the other Term Loan Borrower with respect to any payments to the Lender hereunder or under any of the other Loan Documents are hereby expressly made subordinate and junior in right of payment, without limitation as to any increases in the Term Loan Obligations arising hereunder or thereunder, to the prior payment in full in cash of the Term Loan Obligations.

(b) Notwithstanding anything in this Agreement or any other Loan Document to the contrary, each Revolving Credit Borrower hereby accepts joint and several liability hereunder and under the other Loan Documents in consideration of the financial accommodations to be provided by the Lender under this Agreement and the other Loan Documents, for the mutual benefit, directly and indirectly, of each Revolving Credit Borrower and in consideration of the undertakings of the other Revolving Credit Loan Borrowers to accept joint and several liability for the Revolving Credit Loan Obligations under this Agreement and the other Loan Documents. Each Revolving Credit Borrower, jointly and severally, hereby irrevocably and unconditionally accepts, not merely as a surety but also as a co-debtor, joint and several liability with the other Revolving Credit Borrowers with respect to the payment and performance of all of the Revolving Credit Obligations, it being the intention of the parties hereto that all the Revolving Credit Obligations shall be the joint and several obligations of the Revolving Credit Borrowers without preference or distinction among them. If and to the extent that any Revolving Credit Borrower shall fail to make any payment with respect to any of the Revolving Credit Loan Obligations as and when due or to perform any of the Revolving Credit Obligations in accordance with the terms thereof, then in each event the other Revolving Credit Borrower will make such payment with respect to, or perform, such Revolving Credit Obligations.

The provisions of this Section 5.15(b) are made for the benefit of the Lender and its successors and assigns and may be enforced by them from time to time against any or all of the Revolving Credit Borrowers as often as occasion therefor may arise and without requirement on the part of the Lender or such successors or assigns first to marshal any of its or their claims or to exercise any of its or their rights against any other Revolving Credit Borrower or to exhaust any remedies available to it or them against any other Revolving Credit Borrower or to resort to any other source or means of obtaining payment of any of the Revolving Credit Obligations hereunder or to elect any other remedy. The provisions of this Section 5.15(b) shall remain in effect until all of the Revolving Credit Obligations shall have been paid in full or otherwise fully satisfied. Each Revolving Credit Borrower hereby agrees that it will not enforce any of its rights of contribution or subrogation against each of the other Revolving Credit Borrowers with respect to any liability incurred by it hereunder or under any of the other Loan Documents, any payments made by it to the Lender with respect to any of the Revolving Credit Obligations or any Collateral until such time as all of the Revolving Credit Obligations have been paid in full in cash. Any claim which any Revolving Credit Borrower may have against any other Revolving Credit Borrower with respect to any payments to the Lender hereunder or under any of the other Loan Documents are hereby expressly made subordinate and junior in right of payment, without limitation as to any increases in the Revolving Credit Obligations arising hereunder or thereunder, to the prior payment in full in cash of the Revolving Credit Obligations”; and

and (y) inserting the following immediately preceding the last paragraph thereof: “(c)”.

(u) Section 6.1 of the Existing Credit Agreement is hereby amended by inserting the following subsection (c) immediately preceding the end thereof:

“(c) The balance sheet of Crush Creative as at May 31, 2005 and the related statements of income and of cash flows for the calendar year ended on such date, reported on by Hutchinson & Bloodgood, copies of which have heretofore been furnished to the Lender, are complete and correct and present fairly the combined financial condition of Crush Creative as at such date, and the results of its operations and cash flows for the calendar year then ended. All such financial statements, including the related schedules and notes thereto, have been prepared in accordance with GAAP applied consistently throughout the periods involved (except as approved by such accountants or Responsible Officer, as the case may be, and as disclosed therein). Crush Creative did not have, at the date of the most recent balance sheet referred to above, any material Guarantee Obligation, contingent liability or liability for taxes, or any long-term lease or unusual forward or long-term commitment, including, without limitation, any interest rate or foreign currency swap or exchange transaction or other financial derivative, which is not reflected in the foregoing statements or in the notes thereto. Prior to the consummation of the MCRU Acquisition, during the period from May 31, 2005 to and including the date of the MCRU Acquisition, except pursuant to the MCRU Acquisition, there has been no sale, transfer or other disposition by Crush Creative of any material part of its business or property and no purchase or other acquisition of any business or property (including any Capital Stock of any other Person) material in relation to the financial condition of Crush Creative at May 31, 2005.”

(v) Section 6.20 of the Existing Credit Agreement is hereby amended by inserting the following in the first sentence thereof, immediately following the words “Existing Credit Agreement”:

“or the Existing Crush Creative Credit Agreement, as applicable,”.

(w) Section 6.21 of the Existing Credit Agreement is hereby amended by deleting it in its entirety, and inserting, in lieu thereof, the following:

“6.21 Purpose of Loans. The proceeds of the Term Loan shall be used by the Loan Parties to refinance existing Indebtedness under the Existing Credit Agreement, and for working capital purposes in the ordinary course of business. The proceeds of the Revolving Credit Loan shall be used by the Loan Parties to refinance existing Indebtedness under the Existing Credit Agreement, to refinance existing Indebtedness under the Existing Crush Creative Credit Agreement, and for working capital purposes in the ordinary course of business.”

(x) Section 6.23 of the Existing Credit Agreement is hereby amended by (x) deleting the title thereto in its entirety and inserting, in lieu thereof, the title “MCEI Acquisition, MCEV Acquisition and MCRU Acquisition” and (y) inserting the following immediately prior to the end thereof:

“Each Borrower and Merisel hereby represents and warrants that (i) the MCRU Acquisition has been consummated on the terms and subject to the satisfaction of all the conditions thereto (or, with respect to any material waiver thereof, the approval of the Lender) as set forth in the MCRU Acquisition Documents; (ii) each party to the MCRU Acquisition Documents has performed all of its obligations thereunder; (iii) MCRU has assumed only the Assumed Liabilities, as defined in the MCRU Acquisition Documents including, without limitation, the Existing Crush Creative Financing Documents; (iv) each of the conditions in the MCRU Acquisition Agreement has been satisfied; (v) none of the MCRU Acquisition Documents have been amended, modified, supplemented or waived; (vi) there is no material financial change in the condition of any Loan Party after giving effect to the MCRU Acquisitions; (vii) each of the representations and warranties made by any sellers or any Loan Party in the MCRU Acquisition Documents are true and correct as of August 8, 2005; and (viii) each of the foregoing representations and warranties in this Section 6 is true and correct in all material respects immediately after giving effect to the MCRU Acquisition.”

(y) Section 10 of the Existing Credit Agreement is hereby amended by (x) deleting the word “Borrowers” in subsection 10(a)(i) in its entirety and inserting, in lieu thereof, the words “Term Loan Borrowers” and (y) deleting the word “Borrowers” in subsection 10(a)(ii) in its entirety and inserting, in lieu thereof, the words “Revolving Credit Borrowers”.

(z) Section 11.2 of the Existing Credit Agreement is hereby amended by inserting the following immediately preceding the words “with a copy (which shall not constitute notice) to”:

MCRU, LLC

c/o Merisel, Inc.

127 West 30th Street, 5th Floor,

New York, New York 10001

Attention: Allyson Vanderford

Telephone: (310) 765-4656

Fax: (310) 765-4677

(aa) Schedules 1.0, 1.1, 6.4, 6.6, 6.15, 6.16, 6.19, 7.1(r), 9.2, 9.3 and 9.4 to the Existing Credit Agreement are hereby supplemented if a supplement to any such Schedule is attached to this Amendment, by including the items listed on such supplement to such Schedule in such Schedule.

(bb) Exhibit H to the Existing Credit Agreement, referred to in the definition of “Borrowing Base Certificate” in Section 1.1 of the Existing Credit Agreement, is hereby amended by deleting it in its entirety and inserting, in lieu thereof, Exhibit H attached hereto.

(cc) Exhibit I to the Existing Credit Agreement, referred to in the definition of “Collateral Assignment of Purchase Agreement” in Section 1.1 of the Existing Credit Agreement, is hereby amended by inserting immediately prior to the end thereof the Collateral Assignment of Rights to Asset Purchase Agreement related to the MCRU Purchase Agreement, attached hereto as Exhibit I.

SECTION 2. Certain Covenants and Limitations. In consideration of the execution and delivery of this Amendment by the Lender, the Loan Parties hereby agree as follows:

(a) Amendment Fee. Borrowers shall pay to the Lender a non-refundable fee in the amount of $20,000 (the “Amendment Fee”) on or before the Effective Date (as defined herein). The failure to pay such fee on or before the Effective Date (x) shall be an Event of Default and (y) shall render each of the amendments set forth herein to be no longer of any force or effect.

(b) Costs and Expenses. Borrowers shall pay all costs and expenses of Lender incurred in connection herewith or otherwise due and owing as of the date hereof pursuant to Section 11.5 of the Credit Agreement.

(c) Joinder. By executing and delivering this Amendment, MCRU (as such term is defined in Section 1 of this Amendment) agrees to become, and effective upon the Effective Date, shall become (i) a Revolving Credit Borrower under, and to be bound by, and to comply with, the terms and conditions of the Credit Agreement; (ii) a New Issuer (as defined in the Pledge Agreement Supplement) under, and to be bound by, and to comply with, the terms and conditions of the Pledge Agreement, (iii) an Additional Grantor (as defined in the Security Agreement) under, and to be bound by, and to comply with, the terms and conditions of the Security Agreement, (iv) a Guarantor (as defined in the Corporate Guarantee) solely with respect to the Term Loan under, and to be bound by, and to comply with, the terms and conditions of the Corporate Guarantee, and (v) a Borrower or Guarantor, as applicable, under and party to each other appropriate Loan Document, and to be bound by, and to comply with, the terms and conditions of such Loan Document.

(d) Permitted Acquisition. Pursuant to the Credit Agreement, Merisel hereby represents and warrants to the Lender that (i) the MCRU Acquisition will not subject the Lender to any additional regulatory or third party approvals in connection with the exercise of its rights and remedies under the Credit Agreement or any other Loan Document; (ii) no contingent liabilities or Indebtedness will be incurred or assumed in connection with the MCRU Acquisition which could reasonably be expected to have a Material Adverse Effect; and (iii) no Default or Event of Default would result after giving effect to the MCRU Acquisition. Subject to the satisfaction of each of the foregoing conditions, the Lender hereby agrees and acknowledges that the MCRU Acquisition is a Permitted Acquisition pursuant to the Credit Agreement.

SECTION 3. Conditions Precedent to the Effectiveness of this Amendment. This Amendment shall become effective as of the date hereof (the “Effective Date”) provided that each of the following conditions precedent shall have been satisfied on or before such date:

(a) Amendment. Lender has received counterparts of this Amendment executed and delivered by an authorized officer of each of the Loan Parties and the Lender, and by executing and delivering such a counterpart, MCRU shall be deemed a “Revolving Credit Borrower” under the Loan Documents.

(b) Revolving Credit Note. Lender shall have received an amendment and restatement of the Revolving Credit Note, substantially in the form of Exhibit 1 to this Amendment, then outstanding reflecting the applicable amendments to the Credit Agreement set forth herein, in each case in form and substance satisfactory to such Lender, executed by a duly authorized officer of each Revolving Credit Borrower (as defined in Section 1 hereof).

(c) Pledge Agreement Supplement. Lender shall have received a Pledge Agreement Supplement (as defined in the Pledge Agreement), in form and substance satisfactory to Lender, executed by each party thereto.

(d) Addendum to Security Agreement. Lender shall have received an Addendum to the Security Agreement (as defined in the Security Agreement), in form and substance satisfactory to Lender, executed by a duly authorized officer of MCRU.

(e) Addendum to Corporate Guarantee. Lender shall have received an Addendum to Guarantee (as defined in the Corporate Guarantee), in form and substance satisfactory to Lender, executed by a duly authorized officer of MCRU as Corporate Guarantor in connection with the Term Loan.

(f) Acquisition Documents Assignment. Lender shall have received an Acquisition Documents Assignment with respect to the MCRU Acquisition Documents, executed and delivered by a duly authorized officer of MCRU and other relevant parties to the MCRU Acquisition Documents.

(g) Concurrent Transactions. All amounts owing to the Existing Crush Creative Creditor under the Existing Crush Creative Financing Documents shall have been, or shall be concurrently with the making of the Loans on the Effective Date, repaid in full, and any Liens created pursuant to the Existing Crush Creative Financing Documents shall have been or shall, concurrently with the making of such Loans, be released, and the Existing Crush Creative Financing Documents shall terminate and be of no further force and effect upon such repayment; in each case pursuant to such payout letters, Lien releases, termination statements, mortgage satisfactions and other documents as the Lender may require, each of which shall be in form and substance satisfactory to the Lender.

(h) Secretary’s Certificates. The Lender shall have received a certificate of MCRU, dated the Effective Date, substantially in the form of Exhibit F to the Credit Agreement, with appropriate insertions and attachments, satisfactory in form and substance to the Lender, executed by the President or any Vice President and the Secretary or any Assistant Secretary or sole member of MCRU.

(i) Borrowing Base Certificate. The Lender shall have received a Borrowing Base Certificate showing the Borrowing Base as of the Effective Date, with appropriate insertions and dated the Effective Date, satisfactory in form and substance to the Lender, executed by the President or any Vice President of each Borrower.

(j) Organizational Proceedings of the Loan Parties. The Lender shall have received a copy of the resolutions, in form and substance satisfactory to the Lender, of the board of directors or other managers or the consent of the sole member, as the case may be, of each Loan Party authorizing (i) the execution, delivery and performance of this Amendment and the other documents related thereto to which it is a party, (ii) the borrowings contemplated hereunder and (iii) and, with respect to MCRU only, the granting by it of the Liens created pursuant to the Security Documents, certified by the Secretary or an Assistant Secretary of MCRU or of the sole member of MCRU as of the Effective Date, which certification shall be included in the certificate delivered in respect of such Loan Party pursuant to Section 7.1(c) of the Credit Agreement, shall be in form and substance satisfactory to the Lender and shall state that the resolutions thereby certified have not been amended, modified, revoked or rescinded.

(k) Incumbency Certificates. The Lender shall have received a certificate of MCRU, dated the Effective Date, as to the incumbency and signature of the officers of MCRU executing any Loan Document, which certificate shall be included in the certificate delivered in respect of MCRU pursuant to Section 7.1(c) of the Credit Agreement, shall be satisfactory in form and substance to the Lender, and shall be executed by the President or any Vice President and the Secretary or any Assistant Secretary of MCRU.

(l) Corporate Documents. The Lender shall have received true and complete copies of the certificate of formation and limited liability agreement of MCRU, certified as of the Effective Date as complete and correct copies thereof by the Secretary or an Assistant Secretary of MCRU, which certification shall be included in the certificate delivered in respect of MCRU pursuant to Section 7.1(c) of the Credit Agreement and shall be in form and substance satisfactory to the Lender.

(m) Good Standing Certificates. The Lender shall have received certificates dated as of a recent date from the Secretary of State or other appropriate authority, evidencing the good standing of each Loan Party (i) in the jurisdiction of its organization and (ii) in each other jurisdiction where its ownership, lease or operation of property or the conduct of its business requires it to qualify as a foreign Person except, as to this subclause (ii), where the failure to so qualify could not have a Material Adverse Effect.

(n) Consents, Licenses and Approvals. The Lender shall have received a certificate of a Responsible Officer of MCRU (i) attaching copies of all consents, authorizations and filings referred to in Section 6.4 of the Credit Agreement, and (ii) stating that such consents, licenses and filings are in full force and effect, and each such consent, authorization and filing shall be in form and substance satisfactory to the Lender.

(o) Fees. The Lender shall have received the Amendment Fee.

(p) Legal Opinions. The Lender shall have received the executed legal opinion of Bingham McCutchen, LLP, counsel to MCRU and the other Loan Parties, in form and substance satisfactory to the Lender. The legal opinion shall cover such other matters incident to the transactions contemplated by this Amendment as the Lender may reasonably require.

(q) Pledged Stock; Stock Powers. The Lender shall have received the certificates evidencing membership interests of MCRU, if any, pledged pursuant to the Pledge Agreement Supplement, dated as of the date hereof (the “Pledge Agreement Supplement”), together with a signed, undated transfer power for each such certificate executed in blank by a duly authorized officer of the pledgor thereof. MCRU shall have delivered an acknowledgement of and consent to such Pledge Agreement Supplement, executed by a duly authorized officer of MCRU, in substantially the form appended to such Pledge Agreement Supplement.

(r) Actions to Perfect Liens. The Lender shall have received evidence in form and substance satisfactory to it that all filings, recordings, registrations and other actions, including, without limitation, the filing of duly executed financing statements on form UCC-1, necessary or, in the opinion of the Lender, desirable to perfect the Liens created by the Security Documents shall have been completed.

(s) Lien Searches. The Lender shall have received the results of a recent search by a Person satisfactory to the Lender, of the Uniform Commercial Code, judgment and tax lien filings which may have been filed with respect to personal property of MCRU and Crush Creative, and the results of such search shall be satisfactory to the Lender.

(t) Audit. The Lender shall have received copies of an audit, in form and substance satisfactory to the Lender, of the accounts receivable and inventory of MCRU prepared by representatives of Solutions for Management.

(u) Insurance. The Lender shall have received evidence in form and substance satisfactory to it that all of the requirements of Section 8.5 of the Credit Agreement and Section 5(m) of the Security Agreement shall have been satisfied.

(v) Related Agreements. The Lender shall have received true and correct fully executed copies, certified as to authenticity by MCRU, of each of the MCRU Acquisition Documents, each of the financial statements referred to in Section 6.1(c) of the Credit Agreement, certified by a Responsible Officer of MCRU, and such other documents or instruments (including without limitation, reliance letters from counsel for Merisel and MCRU and from counsel for each of the sellers under the MCRU Acquisition Documents, and rendering opinions in connection with the MCRU Acquisition permitting the Lender to rely upon such opinions, if any, as if they were directly addressed to them) as may be reasonably requested by the Lender, including, without limitation, a copy of any debt instrument, security agreement or other material contract to which MCRU, Merisel, or its Subsidiaries may be a party. Each of the conditions to closing contained in the MCRU Acquisition Documents shall have been met, each of the representations and warranties made in the MCRU Acquisition Documents by each Loan Party that is a party thereto shall be true and correct, and each of the transactions contemplated by each of the MCRU Acquisition Documents shall have been consummated in all respects in a manner reasonably satisfactory in form and substance to the Lender. No material adverse change in the financial condition of any Loan Party shall have occurred after giving effect to the MCRU Acquisitions.

(w) Employment Agreements. The Lender shall have received (i) true and correct copies of employment agreements and non-competition agreements between either MCRU or Merisel and each of the Persons listed on Schedule 7.1(r) hereto, all of such agreements to be in form and substance satisfactory to the Lender, and (ii) a certificate of a Responsible Officer of MCRU certifying as to the authenticity of such agreements and that such agreements have not been amended, supplemented or modified and are in full force and effect.

(x) Representations and Warranties. The representations and warranties contained in Section 4 of this Amendment and each of the Loan Documents shall be true and correct in all material respects on and as of the Effective Date, before and after giving effect to this Amendment, as though made on and as of such date (except for any such representation and warranty that by its terms refers to a specific date other than the date first above written, in which case it shall be true and correct in all material respects as of such earlier date).

(y) No Default or Event of Default. No Default or Event of Default shall have occurred and be continuing or shall occur after giving effect to this Amendment.

SECTION 4. Representations and Warranties. To induce the Lender to enter into this Amendment, each Loan Party hereby represents and warrants to the Lender:

(a) Representations and Warranties. The representations and warranties contained in this Section 4 and in each of the Loan Documents are true and correct in all material respects on and as of the Effective Date, before and after giving effect to this Amendment, as though made on and as of such date (except for any such representation and warranty that by its terms refers to a specific date other than the date first above written, in which case it shall be true and correct in all material respects as of such earlier date).

(b) No Default or Event of Default. No Default or Event of Default has occurred and is continuing or will occur after giving effect to this Amendment.

SECTION 5. Reference to and Effect on the Loan Documents. As of the Effective Date, any reference in any Loan Document to the Existing Credit Agreement shall be to the Existing Credit Agreement, as amended hereby and any references in any Loan Document to the Borrowers, the Loan Parties or the Corporate Guarantors shall be to the Borrowers, Loan Parties or Corporate Guarantors, as the case may be, as amended hereby. The execution, delivery and effectiveness of this Amendment shall not operate as a waiver of any right, power or remedy of the Lender under any of the Loan Documents, nor constitute a waiver of any provision of any of the Loan Documents.

SECTION 6. Integration. This Amendment represents the agreement of the Borrowers and the Lender with respect to the subject matter hereof, and there are no promises, undertakings, representations or warranties by the Lender relative to subject matter hereof not expressly set forth or referred to herein.

SECTION 7. No Third Party Beneficiaries. This Amendment shall be binding upon and inure to the benefit of the Loan Parties and the Lender and their respective successors and assigns. No Person other than the parties hereto shall have any rights hereunder or be entitled to rely on this Amendment, and all third-party beneficiary rights are hereby expressly disclaimed.

SECTION 8. Execution in Counterparts. This Amendment may be executed by one or more of the parties to this Amendment on any number of separate counterparts (including by facsimile transmission of signature pages hereto), and all of said counterparts taken together shall be deemed to constitute one and the same instrument.

SECTION 9. Governing Law. THIS AMENDMENT AND THE RIGHTS AND OBLIGATIONS OF THE PARTIES HEREUNDER SHALL BE GOVERNED BY, AND CONSTRUED AND INTERPRETED IN ACCORDANCE WITH, THE LAW OF THE STATE OF NEW YORK.

[signature pages follow]

IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be duly executed and delivered by their proper and duly authorized officers as of the day and year first above written.

MCRU, LLC
By:	MERISEL AMERICAS, INC., as Sole Member

By:
Name:
Title:

COLOR EDGE LLC f/k/a MCEI, LLC
By:	MERISEL AMERICAS, INC., as Sole Member

By:
Name:
Title:

COLOR EDGE VISUAL LLC f/k/a MCEV, LLC
By:	MERISEL AMERICAS, INC., as Sole Member

By:
Name:
Title:

MERISEL, INC.

By:
Name:
Title:

MERISEL AMERICAS, INC.

By:
Name:
Title:

COMP 24 LLC f/k/a MC24, LLC
By:	MERISEL AMERICAS, INC., as Sole Member

By:
Name:
Title:

AMALGAMATED BANK

By:
Name:
Title:

2

Schedule 1.0

LENDER COMMITMENTS AND OFFICE

Lender and Lending Office	Commitment
Amalgamated Bank 15 Union Square New York, New York 10003	$14,000,000 Revolving Credit Facility

$2,000,000 Term Loan Facility

Schedule 1.1

ACQUISITION DOCUMENTS

Schedule 6.4

CONSENTS AND FILINGS

Schedule 6.6

MATERIAL LITIGATION

Schedule 6.15

SUBSIDIARIES

Schedule 6.16

FILING JURISDICTIONS

Schedule 6.19

INSURANCE

Schedule 7.1(r)

EMPLOYMENT AGREEMENTS

Schedule 9.2

EXISTING INDEBTEDNESS

Schedule 9.3

EXISTING LIENS

Schedule 9.4

EXISTING GUARANTEE OBLIGATIONS

EXHIBIT H

FORM OF BORROWING BASE CERTIFICATE

EXHIBIT I

COLLATERAL ASSIGNMENT OF RIGHTS TO ASSET PURCHASE AGREEMENT

EXHIBIT 1 to Amendment No. 1

AMENDED AND RESTATED REVOLVING CREDIT NOTE